PROMOTIONAL SHARES LOCK-IN AGREEMENT


          This Promotional Shares Lock-In Agreement (the "Agreement"), was entered into as of February 15, 2000, by and among eAcceleration Corp., a Delaware corporation (the "Issuer"), Clint Ballard and Diana T. Ballard (together with Clint Ballard, the "Security Holders").

          WHEREAS, the Issuer has filed an application with the Securities Administrator of several states (the "Administrators") to register certain of its shares of Common Stock, par value $0.0001 per share ("Common Stock") for sale to public investors who are residents of those states ("Registration") in connection with the initial public offering by the Issuer of shares of its Common Stock (the "Offering");

          WHEREAS, the Securities Holders together own all right, title and interest in 100% of the issued and outstanding shares of Common Stock, as of the date hereof; and

          WHEREAS, as a condition to the Registration, the Issuer and Security Holders (the "Signatories") agree to be bound by the terms of this Agreement.

          NOW, THEREFORE, it is agreed as follows:

          1. Each of the Security Holders agrees not to sell, pledge, hypothecate, assign, grant any option for the sale of, or otherwise transfer or dispose of, whether or not for consideration, directly or indirectly, 34,191,059 Promotional Shares (as defined in the North American Securities Administrators Association Statement of Policy on Corporate Securities Definitions) and all certificates representing stock dividends, stock splits, recapitalizations, and the like, that are granted to, or received by, the Security Holders while the Promotional Shares are subject to this Agreement (the "Restricted Securities").

          2. Beginning one year from the completion date of the Offering, two and one-half percent (2 1/2%) of the Restricted Securities shall be released from the provisions set forth in paragraph 1 above as of the last day of each fiscal quarter, pro rata among the Security Holders. All remaining Restricted Securities shall be released from escrow on the second anniversary of the completion date of the Offering.

          3. In the event of a dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Issuer's assets or securities (including by way of tender offer), or any other transaction or proceeding with a person who is not one of the Security Holders, which results in the distribution of the Issuer's assets or securities ("Distribution"), while this Agreement remains in effect that:

          (a) All holders of the Issuer's Common Stock will initially share on a pro rata, per share basis in the Distribution, in proportion to the amount of cash or other consideration that they paid per share for their Common Stock


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               (provided that the Administrators have accepted the value of the other consideration), until the shareholders who purchased the Issuer's Common Stock pursuant to the Offering ("Public Stockholders") have received, or have had irrevocably set aside for them, an amount that is equal to one hundred percent (100%) of the public offering's price per share times the number of shares of Common Stock that they purchased pursuant to the public offering and which they still hold at the time of the Distribution, adjusted for stock splits, stock dividends recapitalizations and the like; and

          (b) All holders of the Issuer's Common Stock shall thereafter participate on an equal, per share basis times the number of shares of Common Stock they hold at the time of the Distribution, adjusted for stock splits, stock dividends, recapitalizations and the like.

          (c) The Distribution may proceed on lesser terms and conditions than the terms and conditions stated in paragraphs 1 and 2 above if a majority of the Common Stock that are not held by the Security Holders, officers or directors, of the Issuer, or their associates or affiliates vote, or consent by consent procedure, to approve the lesser terms and conditions.

     4. In the event of a dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Issuer's assets or securities (including by way of tender offer), or any other transaction or proceeding with a person who is are of the Security Holders which results in a Distribution while this Agreement remains in effect, the Restricted Securities shall remain subject to the terms of this Agreement.

     5. Restricted Securities may be transferred by will, the laws of descent and distribution, the operation of law, or by order of any court of competent jurisdiction and proper venue.

     6. Restricted Securities of a deceased Security Holder may by hypothecated to pay the expenses of the deceased Security Holder's estate. The hypothecated Restricted Securities shall remain subject to the terms of this Agreement. Restricted Securities may not be pledged to secure any other debt.

     7. Restricted Securities may be transferred by gift to the Security Holder's family members, provided that the Restricted Securities shall remain subject to the terms of this Agreement.

     8. With the exception of paragraph 3(c) above, the Restricted Securities shall have the same voting rights as similar equity secutities not subject to the Agreement.

     9. A notice shall be placed on the face of each stock certificate of the Restricted Securities covered by the terms of the Agreement stating that the transfer of the stock evidenced by the certificate is restricted in accordance with the conditions set forth on the reverse side of

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

the certificate; and

     10. A typed legend shall be placed on the reverse side of each stock certificate of the Restricted Securities representing stock covered by the Agreement which states that the sale or transfer of the shares evidenced by the certificate is subject to certain restrictions pursuant to an agreement between the Security Holder (whether beneficial or of record) and the Issuer, which agreement is on file with the Issuer and the stock transfer agent from which a copy is available upon request and without charge.

     11. The term of this Agreement shall begin on the date that the Registration is declared effective by the Administrators ("Effective Date") and shall terminate:

          (a)  On the second anniversary of the completion date of the Offering;
               or

          (b) On the date the Registration has been terminated if no securities were sold pursuant thereto; or

          (c) If the Registration has been terminated, the date that checks representing all of the gross proceeds that were derived therefrom and addressed to the public investors have been placed in the U.S. Postal Service with first class postage affixed; or

          (d)  On  the  date  the  securities   subject  to  this Agreement
               become "Covered Securities," as defined under the National Securities Markets Improvement Act of 1996.

     12. This Agreement can only be modified with the written approval of the Administrators.

     13.  The Issuer will cause the following:

          (a) A copy of the Agreement signed by the Signatories to be filed with the Administrators prior to the Effective Date;

          (b) Copies of the Agreement and a statement of the per share initial public offering price to be provided to the Issuer's stock transfer agent;

          (c) Appropriate stock transfer orders to be placed with the Issuer's stock transfer agent against the sale or transfer of the shares covered by the Agreement prior to its expiration, except as may otherwise be provided in this Agreement;

          (d) The above stock restriction legends to be placed on the periodic statement sent to the registered owner if the securities
               subject  to  this   Agreement   are   uncertificated securities.

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

          Pursuant to the requirements of this Agreement, the Signatories have entered into this Agreement, which may be written in multiple counterparts and each of which shall be considered an original. The Signatories have signed the Agreement in the capacities, and on the dates, indicated.

          IN WITNESS WHEREOF, the Signatories have executed this Agreement as of the date first written above.


                                          eAcceleration Corp.


                                          /s/ Clint Ballard
                                   By:    --------------------------------------
                                          Clint Ballard
                                          President and Chief Executive Officer


                                           /s/ Clint Ballard
                                          --------------------------------------
                                          Clint Ballard


                                           /s/ Diana T. Balard
                                          --------------------------------------
                                          Diana T. Ballard

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